UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 4, 2021
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

1.01	Entry into a Material Definitive Agreement	3

2.01	Completion of Acquisition or Disposition of Assets	3

2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	3

3.02	Unregistered Sales of Equity Securities	3

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3

9.01	Financial Statements and Exhibits	4

Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2021, The E.W. Scripps Company (“Company”) entered into a Sixth Amendment to Third Amended and Restated Credit Agreement (Incremental Facility) ("Sixth Amendment"). Under the Sixth Amendment, we issued an $800 million term loan B. The term loan matures in 2028 with interest payable at rates based on Libor, plus a margin of 3.00%. Additionally, the Sixth Amendment provided that the Libor rate could not be less than 0.75% for our term loans that mature in 2026 and 2028. A copy of the Third Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by the First Amendment, dated as of October 2, 2017, the Second Amendment, dated as of April 3, 2018, the Third Amendment, dated as of November 20, 2018, the Fourth Amendment, dated as of May 1, 2019, the Fifth Amendment, dated as of December 18, 2019, and the Sixth Amendment, dated as of January 7, 2021) is filed as Exhibit 10.1. The proceeds of the term loan were used toward the financing of the Company’s acquisition of ION Media Networks, Inc. (“ION Media”).

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 7, 2021, the Company closed on the previously announced $2.65 billion merger with ION Media. The transaction was financed with a combination of cash-on-hand, $600 million of financing from Berkshire Hathaway, Inc. (“Berkshire Hathaway”) in exchange for Series A Preferred Shares of the Company, the $800 million term loan B issuance, the issuance of $550 million aggregate principal amount senior secured notes and the issuance of $500 million aggregate principal amount senior unsecured notes. The Company issued a press release related to the close of the transaction which is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K also includes the required Item 9.01(a) Financial Statements of Businesses Acquired.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Berkshire Hathaway, pursuant to which Berkshire Hathaway provided $600 million of financing in exchange for 6,000 Series A Preferred Shares of the Company having a face value of $100,000 per share (the “Preferred Shares”) and a warrant to purchase approximately 23.1 million Class A common shares of the Company at $13.00 per share (the “Warrant”). The Preferred Shares are perpetual and will be redeemable at the option of the Company beginning on the fifth anniversary of issuance, and redeemable at the option of the holders in the event of a Change of Control (as defined in the terms of the Preferred Shares), in each case at a redemption price of 105% of the face value, plus accrued and unpaid dividends (whether or not declared). As long as the Company pays quarterly dividends in cash on the Preferred Shares, the dividend rate will be 8% per annum. If dividends on the Preferred Shares, which compound quarterly, are not paid in full in cash, the rate will increase to 9% per annum for the rest of time that the Preferred Shares are outstanding. Under the terms of the Preferred Shares, the Company will be prohibited from paying dividends on and purchasing its common shares until all Preferred Shares are redeemed. The Warrant is exercisable at the holder’s option at any time or from time to time, in whole or in part, until the first anniversary of the date on which no Preferred Shares remain outstanding. The sale of the Preferred Shares and the issuance of the Warrant constitute, and the sale of Class A Common Shares upon exercise of the Warrant will constitute, transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by the Company, Jason Combs has been appointed as Chief Financial Officer. Mr. Combs’ appointment become effective on January 7, 2021 following the closing of the ION Media transaction.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company has amended its Articles of Incorporation to state the terms of the preferred stock issued to Berkshire Hathaway. The Amendment to Articles of Incorporation is filed herewith as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired

The audited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of and for each of the years then ended December 31, 2019 and 2018, are filed herewith as Exhibit 99.2.

The unaudited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019, are filed herewith as Exhibit 99.3.

(b)Pro Forma Financial Information

The pro forma financial information of The E.W. Scripps Company reflecting the ION Media transaction will be filed by amendment to this Form 8-K as soon as practicable, but not later than 75 days after the closing date of the transaction.

(c)     Exhibits

Exhibit Number	Description of Item

2.1	Agreement and Plan of Merger by and among The E.W. Scripps Company, Scripps Media, Inc., Scripps Faraday, Inc., ION Media Networks, Inc., and BD ION Equityholder Rep LLC, dated September 23, 2020(1)

4.1	Warrant Agreement dated January 7, 2021, by and between The E.W. Scripps Company and Berkshire Hathaway, Inc.

4.2	Amendment to Articles of Incorporation

10.1	Third Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by the First Amendment, dated as of October 2, 2017, the Second Amendment, dated as of April 3, 2018, the Third Amendment, dated as of November 20, 2018, the Fourth Amendment, dated as of May 1, 2019, the Fifth Amendment, dated as of December 18, 2019 and the Sixth Amendment, dated as of January 7, 2021)

10.2	Securities Purchase Agreement, by and between The E.W. Scripps Company and Berkshire Hathaway, Inc., dated September 23, 2020(2)

10.3	Registration Rights Agreement dated January 7, 2021, by and between The E.W. Scripps Company and Berkshire Hathaway, Inc.

23.1	Consent of Independent Auditors

99.1	Press release dated January 7, 2021

99.2	Audited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of and for each of the years then ended December 31, 2019 and 2018

99.3	Unaudited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019

(1) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K/A dated September 23, 2020.
(2) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated September 23, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Vice President, Controller
(Principal Accounting Officer)
Dated: January 8, 2021
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